UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2021

QEP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800, Denver Colorado	80265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 672-6900

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	QEP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Update Regarding Litigation Related to the Merger

As previously disclosed, on December 20, 2020, QEP Resources, Inc., a Delaware corporation (the “QEP” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Diamondback Energy, Inc. (“Diamondback”) and Bohemia Merger Sub, Inc., a wholly owned subsidiary of Diamondback (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving as a wholly owned subsidiary of Diamondback.

As of March 3, 2021, nine individual lawsuits – Wang v. QEP Resources, Inc. et al, No. 1:21-cv-00651-NRB (S.D.N.Y., Filed January 25, 2021) (the “Wang Complaint”); Andescavage v. QEP Resources, Inc. et al, No. 1:21-cv-00096-CFC (D. Del., Filed January 27, 2021) (the “Andescavage Complaint”); Seale v. QEP Resources, Inc. et al, No. 1:21-cv-0303-NRN (D. Colo., Filed January 29, 2021) (the “Seale Complaint”; Hutchinson v. QEP Resources Inc. et al, No. 1:21-cv-01020-VEC (S.D.N.Y., Filed February 4, 2021) (the “Hutchinson Complaint”); Andersen v. QEP Resources, Inc. et al, No. 1:21-cv -01010-NRB (S.D.N.Y., Filed February 4, 2021) (the “Andersen Complaint”); Lozano v. QEP Resources, Inc. et al, No. 1:21-cv-00651-NRB (S.D.N.Y., Filed February 5, 2021) (the “Lozano Complaint”); Holten v. QEP Resources, Inc. et al, No. 1:21-cv-00651-NRB (S.D.N.Y., Filed February 5, 2021) (the “Holten Complaint”; Tarver v. QEP Resources, Inc. et al, No. 1:21-cv-01231-NRB (S.D.N.Y., Filed February 11, 2021) (the “Tarver Complaint”); Rodriguez v. QEP Resources, Inc. et al, No. 1:21-cv-00450-SKC (D. Colo., Filed February 16, 2021) (the “Rodriguez Complaint” and, together with the Wang Complaint, the Adescavage Complaint, the Seale Complaint, the Hutchinson Complaint, the Andersen Complaint, the Lozano Complaint, the Holten Complaint, the Tarver Complaint and the Rodriguez Complaint, the “Complaints”) – have been filed by purported QEP stockholders in United States District Courts in connection with the Merger. The Complaints allege, among other things, that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder, by causing a materially incomplete and misleading (i) proxy statement (the “Proxy Statement”) to be filed by QEP with the U.S. Securities and Exchange Commission (the “SEC”) on February 10, 2021 and (ii) Form S-4 Registration Statement (the “Registration Statement”) to be filed by Diamondback with the SEC on February 3, 2021. Each Complaint seeks various forms of relief, including injunctive relief and an award of attorneys’ fees and expenses.

Supplemental Proxy Statement Disclosure

The Company is electing to make the supplemental disclosures to the Proxy Statement set forth below in response to the Complaints and solely for the purpose of mooting the allegations contained therein. The Company denies the allegations set forth in each Complaint, and denies any violation of law. The Company believes that the Proxy Statement disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. The Company is disclosing this information solely to eliminate the burden and expense of further litigation.

SUPPLEMENT TO PROXY STATEMENT

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the pages in the Proxy Statement as filed with the Securities and Exchange Commission (the “SEC”), and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures:

The section of the Proxy Statement entitled “Background of the Merger” is amended and supplemented as follows:

The following paragraph shall be inserted on page 76 of the Proxy Statement after the fourth full paragraph:

Of the 21 confidentiality agreements signed by potential bidders, all contained customary standstill provisions except for the confidentiality agreements signed by Party F and the Ad Hoc Group, which did not contain standstills. None of the standstills prevented any bidder from making a proposal to QEP after announcement of the Merger.

The section of the Proxy Statement entitled “Opinion of QEP’s Financial Advisor” is amended and supplemented as follows:

The disclosure on page 85 of the Proxy Statement in the first full paragraph under the heading “Net Asset Value Analysis for QEP on a Standalone Basis” is amended and supplemented by adding the following bold text to the sixth sentence of such paragraph:

Evercore then deducted from the resulting range of total reserve value the present value of the future estimated effects of QEP’s hedging based on the hedge portfolio as of December 9, 2020, provided by QEP management, the present value of the general and administrative expenses based on the Forecasts, the present value of cash taxes (discounted using a range of discount rates based on the weighted average of discount rates applied to the pre-tax cash flows by reserve category and including the impact of net operating loss carryforwards), and QEP’s estimated net debt as of December 31, 2020 of approximately $1.5 billion, as provided by QEP management, (calculated as debt less cash and cash equivalents, inclusive of the current portion of Alternative Minimum Tax refund treated as a cash equivalent), and divided the results by the fully diluted outstanding shares of QEP common stock of approximately 242.9 million shares calculated based on information provided to Evercore by QEP management, to derive a range of implied equity values per share of QEP common stock, based on each of the QEP Management Plan Pricing and the NYMEX Strip Pricing, as follows:

The disclosure on page 85 of the Proxy Statement in the third full paragraph under the heading “Discounted Cash Flow Analysis for QEP on a Standalone Basis” is amended and supplemented by adding the following bold text:

Evercore calculated ranges of terminal values for QEP based on both the NYMEX Strip Pricing and the QEP Management Plan Pricing (i) using the perpetual growth rate method by applying an assumed perpetuity growth rate range of 2.0% to 3.0%, which range was selected by Evercore based on its professional judgment and experience, taking into account the Forecasts, to the estimate of terminal year unlevered free cash flow under both the NYMEX Strip Pricing and the QEP Management Plan Pricing and (ii) using the earnings before interest, taxes, depreciation, amortization and exploration expense (“EBITDAX”) exit multiple method by applying terminal year enterprise value to last-twelve-month (“LTM”) EBITDAX multiples ranging from 3.5x to 4.5x, which range was selected by Evercore based on its professional judgment and experience, to estimated 2024 EBITDAX under both the NYMEX Strip Pricing and the QEP Management Plan Pricing.

The disclosure on page 86 of the Proxy Statement in the first full paragraph is amended and supplemented by adding the following bold text:

Evercore then discounted QEP’s projected, unlevered free cash flows over the period from 2021 through 2024 and the ranges of terminal values for QEP it calculated using the perpetuity growth rate method and the terminal year LTM EBITDAX multiple method, in each case, to present value as of January 1, 2021, using discount rates ranging from 11.0% to 13.0%, to derive ranges of implied enterprise values for QEP. The discount rates were based on Evercore’s judgment of the estimated range of QEP’s weighted average cost of capital, as estimated by Evercore based on the Capital Asset Pricing Model (“CAPM”). Evercore then deducted from the ranges of implied enterprise values QEP management’s estimate of QEP’s net debt of approximately $1.5 billion (calculated as total debt less available cash and cash equivalents of QEP, inclusive of the current portion of Alternative Minimum Tax refund treated as a cash equivalent) as of December 31, 2020, and divided the results by the fully diluted outstanding shares of QEP common stock of approximately 242.9 million shares calculated based on information provided to Evercore by QEP management, to derive ranges of implied equity values per share of QEP common stock as follows:

The disclosure on page 89 of the Proxy Statement in the paragraph under the heading “Analysts’ Price Targets” is amended and supplemented by adding the following bold text:

Evercore reviewed selected publicly available share price targets of nine research analysts’ estimates known to Evercore as of December 18, 2020, noting that the low and high share price targets ranged from $2.00 to $3.10 per share of QEP common stock.

The disclosure on page 90 of the Proxy Statement in the third full paragraph under the heading “Discounted Cash Flow Analysis for Diamondback on a Standalone Basis” is amended and supplemented by adding the following bold text to the second sentence of such paragraph:

Evercore calculated ranges of terminal values for Diamondback based on both the NYMEX Strip Pricing and the QEP Management Plan Pricing (i) using the perpetual growth rate method by applying an assumed perpetuity growth rate range of 2.0% to 3.0%, which range was selected by Evercore based on its professional judgment and experience, taking into account the Forecasts, to the estimate of terminal year unlevered free cash flow under both the NYMEX Strip Pricing and the QEP Management Plan Pricing and (ii) using the EBITDAX exit multiple method by applying terminal year enterprise value to LTM EBITDAX multiples ranging from 5.5x to 7.5x, which range was selected by Evercore based on its professional judgment and experience, to estimated 2024 EBITDAX under both the NYMEX Strip Pricing and the QEP Management Plan Pricing.

The disclosure on page 90 of the Proxy Statement in the fourth full paragraph under the heading “Discounted Cash Flow Analysis for Diamondback on a Standalone Basis” is amended and supplemented by adding the following bold text:

Evercore then discounted Diamondback’s projected, unlevered free cash flows over the period from 2021 through 2024 and the ranges of terminal values for Diamondback it calculated using the perpetuity growth rate method and the terminal year LTM EBITDAX multiple method, in each case, to present value as of January 1, 2021, using discount rates ranging from 7.0% to 9.0%, to derive ranges of implied enterprise values for Diamondback. The discount rates were based on Evercore’s judgment of the estimated range of Diamondback’s weighted average cost of capital as estimated by Evercore based on CAPM. Evercore then deducted from the ranges of implied enterprise values Diamondback management’s estimate of Diamondback’s net debt of approximately $5.6 billion (calculated as total debt less available cash and cash equivalents of Diamondback, inclusive of the current portion of Alternative Minimum Tax refund treated as a cash equivalent) as of December 31, 2020 and market value of Diamondback’s direct interest in Viper Energy Partners and Rattler Midstream, and divided the results by the fully diluted outstanding shares of Diamondback common stock of approximately 159.0 million shares calculated based on information provided to Evercore by Diamondback management, to derive ranges of implied equity values per share of Diamondback common stock as follows:

The disclosure on page 92 of the Proxy Statement in the paragraph under the heading “Analysts’ Price Targets” is amended and supplemented by adding the following bold text:

Evercore reviewed selected publicly available share price targets of thirty-two research analysts’ estimates known to Evercore as of December 18, 2020, noting that the low and high share price targets ranged from $45.50 to $94.00 per share of Diamondback common stock.

The section of the Proxy Statement entitled “Certain QEP Unaudited Forecasted Financial Information” is amended and supplemented as follows:

The first table on page 96 of the Proxy Statement under the heading “QEP Unaudited Forecasted Financial Information” is amended and restated in its entirety as follows:

	QEP Standalone QEP Management Plan Pricing(1) For the Year Ended December 31,
($ in millions)	2020E	2021E	2022E	2023E	2024E
Production (Mboe/d)	82.3	84.3	82.6	89.6	101.0
Revenue	$707.4	$935.8	$1,022.6	$1,128.5	$1,295.3
Production and Property Taxes	(58.7)	(77.9)	(82.9)	(90.4)	(98.8)
Lease Operating Expense	(140.9)	(149.4)	(171.1)	(189.7)	(206.5)
Transportation and Processing Costs	(63.3)	(67.7)	(79.7)	(82.0)	(64.6)
General and Administrative	(85.4)	(87.3)	(85.0)	(85.0)	(85.0)
Realized and Unrealized Gains (Losses) on Derivative Contracts	301.7	(31.0)	—	—	—
Other Income (Loss)	(8.7)	—	—	—	—
Adjusted EBITDA(2)	$652.1	$522.5	$603.9	$681.4	$840.4
Capital Expenditures	(337.9)	(305.7)	(413.7)	(511.3)	(637.9)
Interest Expense	(116.2)	(90.4)	(90.5)	(97.9)	(109.0)
Non-Cash Share-Based Compensation Expense	12.1	11.0	10.0	10.0	10.0
Free Cash Flow(3)	$210.1	$137.4	$109.7	$82.2	$103.5
Net Debt/Adjusted EBITDA(4)	2.4x	2.6x	2.0x	1.7x	1.3x

(1)

The information set forth in this table does not take into account any circumstances or events occurring after the date it was prepared. Given that the QEP special meeting will be held several months after such information was prepared, as well as the uncertainties inherent in any forecasted information, QEP and Diamondback stockholders are cautioned not to place undue reliance on such information.

(2)

For purposes of this table, Adjusted EBITDA (a non-GAAP measure) is defined as revenue less production and property taxes, lease operating expense, transportation and processing costs, general and administrative expense, realized and unrealized gains (losses) on derivative contracts and other income (loss).

(3)	For purposes of this table, Free Cash Flow (a non-GAAP measure) is defined as Adjusted EBITDA less capital expenditures and interest expense plus non-cash share-based compensation expense.
(4)

Net Debt is defined as long-term debt less cash and cash equivalents, and assumes the receipt of the current and long-term portions of the Alternative Minimum Tax refund. Net Debt is a non-GAAP financial measure, and its most directly comparable measure calculated in accordance with GAAP is long-term debt. This measure should not be considered as an alternative to long-term debt or other measures derived in accordance with GAAP.

The first table on page 97 of the Proxy Statement under the heading “QEP Unaudited Forecasted Financial Information” is amended and restated in its entirety as follows:

	QEP Standalone NYMEX Strip Pricing(1) For the Year Ended December 31,
($ in millions)	2020E	2021E	2022E	2023E	2024E
Production (Mboe/d)	82.3	84.3	82.6	89.6	101.0
Revenue	$719.0	$1,002.0	$963.0	$1,036.0	$1,175.0
Production and Property Taxes	(60.0)	(82.9)	(78.7)	(82.9)	(89.8)
Lease Operating Expense	(140.9)	(149.4)	(171.1)	(189.7)	(206.5)
Transportation and Processing Costs	(63.3)	(67.7)	(79.7)	(82.0)	(64.6)
General and Administrative	(85.4)	(87.3)	(85.0)	(85.0)	(85.0)
Realized and Unrealized Gains (Losses) on Derivative Contracts	291.0	(72.0)	—	—	—
Other Income (Loss)	(7.8)	—	—	—	—
Adjusted EBITDA(2)	$652.6	$542.7	$548.5	$596.4	$729.1
Capital Expenditures	(337.9)	(305.7)	(413.7)	(511.3)	(637.9)
Interest Expense	(116.2)	(90.4)	(90.4)	(97.9)	(109.1)
Non-Cash Share-Based Compensation Expense	12.1	11.0	10.0	10.0	10.0
Free Cash Flow(3)	$210.6	$157.6	$54.4	$(2.8)	$(7.9)
Net Debt/Adjusted EBITDA(4)	2.4x	2.5x	2.3x	2.1x	1.8x

(1)

The information set forth in this table does not take into account any circumstances or events occurring after the date it was prepared. Given that the QEP special meeting will be held several months after such information was prepared, as well as the uncertainties inherent in any forecasted information, QEP and Diamondback stockholders are cautioned not to place undue reliance on such information.

(2)

For purposes of this table, Adjusted EBITDA (a non-GAAP measure) is defined as revenue less production and property taxes, lease operating expense, transportation and processing costs, general and administrative expense, realized and unrealized gains (losses) on derivative contracts and other income (loss).

(3)	For purposes of this table, Free Cash Flow (a non-GAAP measure) is defined as Adjusted EBITDA less capital expenditures and interest expense plus non-cash share-based compensation expense.
(4)

Net Debt is defined as long-term debt less cash and cash equivalents, and assumes the receipt of the current and long-term portions of the Alternative Minimum Tax refund. Net Debt is a non-GAAP financial measure, and its most directly comparable measure calculated in accordance with GAAP is long-term debt. This measure should not be considered as an alternative to long-term debt or other measures derived in accordance with GAAP.

Important Information for Investors and Stockholders; Additional information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. In connection with the Merger, Diamondback previously filed with the SEC a registration statement on Form S-4, which was declared effective by the SEC on February 10, 2021. The Registration Statement includes a proxy statement of the Company that also constitutes a prospectus of Diamondback. Each of Diamondback and the Company have filed and may continue to file other relevant documents with the SEC regarding the Merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The definitive Proxy Statement was mailed to stockholders of the Company on or about February 10, 2021.

INVESTORS AND SECURITY HOLDERS OF DIAMONDBACK AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN, AND MAY IN THE FUTURE BE, FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain free copies of these documents and other documents containing important information about Diamondback and the Company, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Diamondback are available free of charge on Diamondback’s website at https://www.diamondbackenergy.com/home/default.aspx under the tab “Investors” and then under the heading “Financial Information.” Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at https://www.qepres.com/ under the tab “Investors” and then under the heading “Financial Information.”

Participants in the Solicitation

Diamondback, the Company and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the directors and executive officers of Diamondback is available in its definitive proxy statement for its 2020 annual meeting, filed with the SEC on April 24, 2020, and information regarding the directors and executive officers of the Company is available in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 24, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Proxy Statement filed with the SEC on February 10, 2021. Investors should read the Proxy Statement before making any voting or investment decision. You may obtain free copies of these documents from Diamondback or the Company using the sources indicated above.

Forward-Looking Statements

This filing contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1955 and other federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” could,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Diamondback’s and the Company’s current views about future events. Such forward-looking statements include, but are not limited to, future financial and operating results of the Company and Diamondback and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected financial information (including projected cash flow and liquidity), business strategy, other plans and objectives for future operations or any future opportunities. These statements are not guarantees of future performance and no assurances can be given that the forward-looking statements contained in this filing will occur as projected. Actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, the ability to obtain the approval of the merger by Company stockholders; the risk that Diamondback or the Company may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that an event, change or other circumstances could give rise to the termination of the merger agreement; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Diamondback’s common stock or the Company’s common stock; the risk of litigation related to the proposed transaction; the risk of any unexpected costs or expenses resulting from the proposed transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time from ongoing business operations due to merger-related issues; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, particularly during extended periods of low prices for crude oil and natural gas during the COVID-19 pandemic; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; competition, government regulation or other actions; the ability of management to execute its plans to meet its goals and other risks inherent in Diamondback’s and the Company’s businesses; public health crises, such as pandemics (including COVID-19) and epidemics, and any related government policies and actions; the potential disruption or interruption of Diamondback’s or the Company’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Diamondback’s or the Company’s control; the risk that the announcement or consummation of the merger, or any other intervening event results in a requirement under certain of the Company’s indebtedness to make a change of control offer with respect to some or all of such debt; and Diamondback’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward looking statements.

All such factors are difficult to predict and are beyond Diamondback’s or the Company’s control, including those detailed in Diamondback’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at https://www.diamondbackenergy.com and on the SEC’s website at http://www.sec.gov, and those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the Company’s website at https://www.qepres.com/ and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither the Company nor Diamondback undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP Resources, Inc.
Date: March 5, 2021

	By:	/s/ William J. Buese
	Name:	William J. Buese
	Title:	Vice President, Chief Financial Officer and Treasurer